                         SECURITIES AND EXCHANGE COMMISSION
                               Washington, D.C. 20549

                         ----------------------------------

                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported)     May 8, 2000
                                                           -----------

                           EPOCH PHARMACEUTICALS, INC.
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               (Exact name of Registrant as specified in charter)

           Delaware                  0-22170               91-1311592
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 (State or other jurisdiction      (Commission          (I.R.S. Employer
       of incorporation)           File Number)         Identification No.)

    12277 134th Court NE, Suite 110,
           Redmond, Washington                            98052
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 (Address of principal executive offices)               (Zip Code)

      Registrant's telephone number, including area code   (425) 821-7535
                                                           --------------

                                 Not Applicable
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         (Former name or former address, if changed, since last report.)


                                Page 1 of 6 Pages
                           Exhibit Index is on Page 4
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      ITEM 5. OTHER EVENTS.

      On May 8, 2000, Epoch Pharmaceuticals, Inc., a Delaware corporation, doing business as Epoch Biosciences (the "Company"), issued a press release announcing that it had been approved for listing on the Nasdaq National Market. A copy of the press release is attached as Exhibit 99.1 and incorporated herein by this reference.

    Exhibit
    Number
    -------
      99.1 Press Release, dated May 8, 2000, entitled "Epoch Biosciences Approved for Nasdaq National Market"


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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                          EPOCH PHARMACEUTICALS, INC.

Date:  May 8, 2000                        By:   /s/ Sanford S. Zweifach
                                                --------------------------------
                                                Sanford S. Zweifach
                                                President and Chief Financial
                                                Officer

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                                   EXHIBIT INDEX

      The following exhibits are attached hereto and incorporated herein by reference:

   Exhibit                                                       Sequentially
    Number                                                       Numbered Page
   -------                                                       -------------
      99.1     Press Release, dated May 8, 2000, entitled            5
               "Epoch Biosciences Approved for Nasdaq
               National Market"